                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement.             [ ]  Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2)).

[ ]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.

[ ]  Soliciting Materials Pursuant to Rule 14a-12.

                            SONIC SYSTEMS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to the Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------

     (3)  Filing Party:

          ---------------------------------------------------------------------

     (4)  Date Filed:

          ---------------------------------------------------------------------

                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 5, 2000
                                   10:00 A.M.

The Annual Meeting of Stockholders of Sonic Systems Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, July 5, 2000, at 10:00 a.m. local time, at the offices of DuMoulin Black, Barristers & Solicitors, located at 595 Howe Street, 10th Floor, Vancouver, British Columbia, Canada, for the following purposes:

1. To elect directors to serve until the next annual meeting of stockholders or until their successors are elected.

2. To approve the adoption of the 1999 Stock Option Plan and the reservation of 20% of the outstanding shares of Common Stock for issuance under the plan.

3. To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to "Unity Wireless Corporation".

4. To approve an amendment to the Company's Certificate of Incorporation to remove the requirement that certain "Extraordinary Actions" be approved by a two-thirds vote of the outstanding voting stock of the Company.

5. To approve an amendment to the Company's Certificate of Incorporation to increase from seven to 11 the maximum allowable number of directors of the Company.

6. To approve an amendment to the Company's Certificate of Incorporation to provide for the issuance of up to 5,000,000 shares of one or more series of preferred stock.

7. To ratify the appointment of Ernst & Young as independent accountants for the Company for the fiscal year ending December 31, 2000.

8. To transact such other business as may properly come before the meeting or any adjournment(s) of the annual meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Stockholders who owned shares of the Company at the close of business on May 18, 2000 are entitled to notice of, and to vote at, the annual meeting.

All stockholders are cordially invited to attend the annual meeting in person. To assure your representation at the annual meeting, however, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the enclosed postage prepaid envelope. If you attend the meeting in person, you may vote even if you have returned a proxy card.

                                        For the Board of Directors
                                        SONIC SYSTEMS CORPORATION

                                        Bryan Wilson
                                        Secretary

Bellevue, Washington
June 5, 2000

                          YOUR VOTE IS VERY IMPORTANT.

         SEVERAL ISSUES TO BE VOTED UPON AT THE ANNUAL MEETING REQUIRE A

                           TWO-THIRDS AFFIRMATIVE VOTE
                   OF THE OUTSTANDING SHARES OF COMMON STOCK.

                              YOUR VOTE IS NEEDED.

         PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS
              POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                            SONIC SYSTEMS CORPORATION

                                ----------------

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 5, 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of Sonic Systems Corporation, a Delaware corporation, for use at Sonic System's Annual Meeting of Stockholders to be held on July 5, 2000, or at any adjournment(s) or postponement(s) of the meeting.

A number of abbreviations are used in this Proxy Statement. Sonic Systems Corporation is referred to as "Sonic Systems" or "the Company." The term "proxy solicitation materials" includes this Proxy Statement, as well as the enclosed proxy card and the 1999 Annual Report (Form 10-KSB), which is incorporated by reference. References to "fiscal 1999" mean the Company's 1999 fiscal year which began on January 1, 1999 and ended on December 31, 1999. The Company's 2000 Annual Meeting of Stockholders is sometimes simply referred to as "the annual meeting."

The Company's executive offices are located at 777 108th Avenue NE, Suite 1700, Bellevue, Washington. The Company's telephone number is (800) 337-6642.

These proxy solicitation materials were mailed on or about June 5, 2000 to all stockholders entitled to vote at the annual meeting.

RECORD DATE AND SHARES OUTSTANDING

Stockholders who owned shares of the Company's stock at the close of business on May 18, 2000 (the "Record Date") are entitled to notice of, and to vote at, the annual meeting. At the Record Date, the Company had 24,788,725 shares of Common Stock issued and outstanding.

REVOCABILITY OF PROXIES

You may revoke your proxy at any time before its use by delivering to the Company a written notice of revocation, by delivering to the Company an executed proxy bearing a later date, or by attending the annual meeting and voting in person.

VOTING

Each share of Common Stock outstanding on the Record Date is entitled to one vote. Cumulative voting is not permitted. The Company's transfer agent tabulates the votes. A quorum, which is a majority of the outstanding shares as of the Record Date, must be present in order to hold the meeting and to conduct business. Your shares will be counted as being present at the meeting if you appear in person at the meeting, if you vote your shares by telephone, or if you submit a properly executed proxy card. Votes against a particular proposal will be counted both to determine the presence or absence of a quorum and to determine whether the requisite majority of voting shares has been obtained.

While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions and broker non-votes, the Company believes that both abstentions and broker non-votes should be counted for purposes of determining whether a quorum is present at the annual meeting, but not to determine whether the requisite majority of the shares has been obtained on the various proposals. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes in this manner.

SOLICITATION OF PROXIES

The Company may retain the services of D.F. King & Co., Inc. ("D.F. King") to help solicit proxies from brokers, bank nominees, and other institutional and beneficial owners. The Company estimates that D.F. King will charge a fee of up to $5,000 for its services and certain out-of-pocket expenses. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by certain of the directors, officers, and regular employees of the Company, without additional compensation, personally or by telephone, telegram or facsimile.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

If you intend to present a stockholder proposal at the Company's 2001 annual meeting of stockholders, the Company must receive your proposal no later than February 10, 2001 in order to include it in the proxy statement and form of proxy related to that meeting.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

NOMINEES

The Board of Directors has nominated the persons named below for election as directors at the annual meeting. Unless otherwise directed, the proxy holders will vote the proxies received by them for the seven nominees named below. If any of the seven nominees is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

The directors elected will hold office until the next annual meeting of stockholders and until their successors are elected and qualified.

The names of the nominees and certain information about them are set forth below. Positions with the Company's two operating subsidiaries, Unity Wireless Systems Corporation, a British Columbia, Canada corporation ("UW Systems") and Unity Wireless Integration, Inc., a Washington corporation ("UW Integration"), are also noted.

Name of Nominee       Position(s) with Sonic Systems and subsidiaries           Director Since
Mark Godsy            Director, Chairman of Board of Directors                      2000
                       and Chief Executive Officer, Sonic Systems;
                      Director and Chairman of Board of Directors, UW Systems;
                      Director and Chairman of Board of Directors, UW Integration

Thomas Dodd           Director, President and Chief Operating Officer,              2000
                       Sonic Systems;
                      Director, President and Chief Executive Officer,
                       UW Systems

Siavash Vojdani       Director and Vice President of Corporate Development,         2000
                       Sonic Systems;
                      Director, President and Secretary, UW Integration

Ken Maddison          Director, Sonic Systems                                       1998

R. Lewis Sabounghi    Director, Sonic Systems;                                      1998
                      Director and Senior Vice President, Strategic
                       Business Development, UW Systems


                                       6


Robert J. Kubbernus   Nominee for Director, Sonic Systems

Bryan Wilson          Secretary and Nominee for Director, Sonic Systems;
                       Director, Secretary, Chief Financial Officer, UW Systems;
                       Secretary, UW Integration

There is no family relationship between any of the directors or executive officers of Sonic Systems.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

The seven nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors of the Company. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under Delaware law. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF MARK GODSY, THOMAS DODD, SIAVASH VOJDANI, KEN MADDISON, R. LEWIS SABOUNGHI, ROBERT J. KUBBERNUS AND BRYAN WILSON AS DIRECTORS OF THE COMPANY TO HOLD OFFICE UNTIL THE 2001 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED OR UNTIL HIS EARLIER DEATH, RESIGNATION OR REMOVAL.

DIRECTOR CANDIDATE BIOGRAPHIES

Mark Godsy - Age 44. Mr. Godsy is the CEO and a director and Chairman of the Board of Directors of the Company, and a director and the Chairman of the Boards of Directors of UW Systems and UW Integration. He previously served as a director and Chairman of the Board of Directors of UW Systems from May, 1993 to November, 1998, and as the secretary of UW Systems from May, 1993 to July, 1995, and from May, 1997 to November, 1998. Mr. Godsy is an experienced entrepreneur working in the areas of corporate development and venture capital. He practiced law for approximately five years before entering business and co-founding two successful companies, ID Biomedical Corporation and Angiotech Pharmaceuticals Ltd., both leading Canadian biotechnology firms. Mr. Godsy's responsibilities included building executive management teams, coordinating corporate finance activities and strategic positioning. Mr. Godsy is a graduate of the University of British Columbia and received his law degree from McGill University. He is currently a member of the Law Society of British Columbia.

Thomas Dodd - Age 49. Mr. Dodd has held the contract position of General Manager of UW Systems since July, 1999, and was appointed President, Chief Operating Officer and a director of the Company and President, Chief Executive Officer, and a Director of UW Systems on February 22, 2000. Mr. Dodd is a senior marketer/manager with over 25 years experience as an end user, OEM, consultant, and manufacturer, in roles ranging from field technical support to executive management. He has held senior executive positions with Dynapro Systems Inc. and Campbell Technologies, Inc., with primary responsibilities in sales and marketing. Currently, Mr. Dodd serves on the Board of Directors of FutureFund
(VCC) Capital Corp. and Kelsan Technologies Inc.

Siavash Vojdani - Age 58. Dr. Vojdani has held the position of President and Secretary of UW Integration since July 1999. He has also served as Vice President of Sales and Marketing of UW Systems since January, 1998, and was appointed as a director and Vice President of Corporate Development of the Company on February 22, 2000. Dr. Vojdani has over 25 years experience in sales, marketing and senior management in the hi-tech industry in North America, Europe and Asia. He has held senior executive positions with Offshore Systems International Ltd., AEG Corporation, and most recently Dynapro Systems Inc. where he was responsible for setting up and managing sales distribution channels on a global scale. Dr. Vojdani has a Ph.D. in Electrical Engineering from Imperial College of Science and Technology, London University.

Ken Maddison - Age 59. Mr. Maddison was appointed a Director of the Company in December, 1998. Mr. Maddison, a Chartered Accountant since 1966 and elected a Fellow of the Institute of Chartered Accountants of BC in 1975, recently retired after a lengthy career as a senior partner with the accounting firm KPMG. In public practice over the past 32 years, Mr. Maddison provided auditing, accounting and business advisory services to a wide range of clients in the hospitality, real estate, construction, non-profit and insurance industries. Mr. Maddison currently serves on the boards of International Wayside Gold Mines Ltd., Island Mountain Gold Mines Ltd., Northern Continental Resources Ltd., and Minaterra Minerals Ltd., all of Vancouver, B.C. Canada.

R. Lewis Sabounghi - Age 54. Dr. Sabounghi has held the position of director of the Company since December, 1998. He has served as Senior Vice President, Strategic Business Development, of UW Systems since April, 1998 and as a director of that company since June, 1998. Dr. Sabounghi has over 25 years' experience in transportation, including the surface transportation research and development project of the Transportation Development Center - Canadian Federal Department of Transport. He has developed ITS applications including "Weigh In Motion" and "Automatic Vehicle Identification." Dr. Sabounghi has presented numerous technical papers and consulted on ITS to governments worldwide. He holds a degree in Aerospace Engineering, an MBA from McGill University, and a Ph.D. in Intelligent Transportation Systems Engineering from the University of Manitoba.

Robert J. Kubbernus - Age 40. Mr. Kubbernus has over 16 years of financial experience working with high tech firms and currently serves as CEO and Chairman of the Board of JAWS Technologies Inc., a Calgary, Alberta based provider of information risk management strategies and products. At JAWS Technologies, his primary responsibilities are to oversee the company's security product developers, provide executive direction and develop key contacts with government authorities, financiers, clients, insurance underwriters and the investment community. From October, 1992 until joining JAWS Technologies in 1997, Mr. Kubbernus held the position of President and Chief Executive Officer of Bankton Financial Corporation, a company which provided business and lending advisory services, where he led a team of corporate financial consultants who specialized in the placement of debt instruments with institutional and private lenders. Mr. Kubbernus serves on the Board of Directors of JAWS Technologies, Inc., Electronic Substrate Systems Inc. and Yournet, Inc.

Bryan Wilson - Age 54. Mr. Wilson served as a director of the Company from December, 1998 to February 22, 2000, and was appointed Secretary of the Company in November, 1998. He has also served as Secretary and Chief Financial Officer of UW Systems since August, 1997 and as a director of that company since June, 1998. He has further served as Secretary of UW Integration since April, 2000. Before joining the Company, Mr. Wilson held the position of VP, Finance and Planning, for a Canadian pharmaceutical company and was a key member of the management team with responsibilities including corporate development and raising financing. Mr. Wilson has operated a management consulting firm specializing in technology commercialization, corporate strategies, management structures, business planning and market assessments. He has also served as VP, Marketing and Client Services at a provincial crown corporation with revenues of Cdn$ 250 million. Mr. Wilson holds an M.B.A. from the University of Toronto and a B.A.Sc. in Electrical Engineering from the University of British Columbia.

EXECUTIVE OFFICERS

The following individuals are executive officers or key employees of the Company or UW Systems who are not on the Board of Directors.

Bryan Wilson -  See above.

Peter McConnell - Age 49. Mr. McConnell was appointed to the position of Principal Engineer of UW Systems in July, 1995. Previously, as Principal Engineer for Mobile Data International Inc. and Sierra Wireless, Inc., and Project Engineer with MacDonald Dettwiler & Associates and MPR Teltech, Mr. McConnell has been responsible for delivering innovative products. He was a key designer of the packet switched data communication system (CDPD) that is now operated throughout the world on existing cellular radio networks. Mr. McConnell holds seven patents, has published numerous technical papers, has a Masters Degree (Nuclear Physics) from the University of B.C., and is a senior member of the Institute of Electrical & Electronic Engineers.

Urszula Szkopek - Age 47. Ms. Szkopek was appointed to the position of Director of Operations of Sonic Systems in March, 2000. During the previous five years, Ms. Szkopek held the position of Production Manager at Glenayre Manufacturing Ltd, and was responsible for manufacturing wireless data and voice messaging infrastructure equipment. She managed a production staff of 120, a $5 million yearly operating budget, and monthly shipments valued at $15 million, all in US currency. She oversaw planning, manufacturing, testing, and new product introduction for Radio Frequency Base Stations, Paging Switches and Voice Messaging Systems. Ms Szkopek has nearly 20 years of experience in the telecommunications industry which she acquired in Glenayre Manufacturing Ltd. and Amdahl Communications Inc.

During 1999, Mr. William Brogdon, then the President of the Company and of UW Systems, proposed a restructuring of the management team of the two companies in response to the operational and financial needs of the Company and its chief subsidiary. Mr. Brogdon, who resided in New Hampshire, proposed that some executive officer positions be eliminated, and that all executive management of UW Systems and the Company be resident full time in the greater Seattle or greater Vancouver areas. The Company's directors adopted Mr. Brogdon's proposals and, as Mr. Brogdon did not wish to relocate, he resigned his positions with the Company effective February 22, 2000.

Officers are appointed by and serve at the discretion of the Board of Directors or until their resignation or removal.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

During fiscal 1999, the Company did not have any committees. In February, 2000, the Board of Directors established a Compensation and Audit Committee consisting of Ken Maddison and Norm Elliot, each of whom is an outside director on the Board of Directors and Mark Godsy, Chief Executive Officer and a director of the Company. The committee makes recommendations to the Board of Directors concerning the engagement of independent public accountants, it reviews with the independent public accountants the scope and results of the audit engagement, it approves professional services provided by the independent public accountants, it reviews the independence of the independent public accountants, it considers the range of audit and non-audit fees, and it reviews the adequacy of the Company's internal accounting controls. The committee also determines and establishes compensation levels on an annual basis for the Company's executive officers. The Company does not have a nominating committee or a committee serving a similar function. Nominations are made by and through the full Board of Directors.

The Board of Directors held four meetings during fiscal 1999. Dr. Franz Heinrich Shain did not attend any of these meetings. He has not been nominated for re-election. All other Directors attended 75% or more of the meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 1999, the Company borrowed approximately $1,350,000 from Integrated Global Financial Corporation (IGF). IGF is affiliated with Integrated Equity Management (IEM). IEM has a contract for services with Apel Financial, a company owned by Norm Elliot, a director of the Company. The loan from IGF was on terms favorable to the Company and has been repaid in full.

There are no other material related transactions or related contracts with a value of over $60,000.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth all compensation earned during the fiscal years ended December 31, 1999 and 1998 by H. William Brogdon (the "Named Executive Officer"), who served as the President and Chief Executive Officer of the Company from February, 1998 to February, 2000. No other officer of the Company or its subsidiaries earned greater than $100,000 in total salary and bonus during fiscal 1999.

SUMMARY COMPENSATION TABLE

                                          Annual
                                       Compensation                 Long Term Compensation
                                    ------------------       -------------------------------------
                                                             Restricted Stock       Securities
Name and Position       Year        Salary       Bonus           Awards         Underlying Options
-----------------       ----        ------       -----       ----------------   ------------------
                                                                   ($)                  (#)
H. William Brogdon      1999       $38,756        $0          $     0                      0
H. William Brogdon      1998       $64,167        $0          $61,480 (1)            200,000

NOTES:

(1) At the end of 1998 Mr. Brogdon held a total of 750,000 restricted common shares. The stock of the Company had not traded publicly prior to December 31, 1998 and the December 11, 1998 valuation of $0.1537 per share is used, for an aggregate value of $115,275 for these holdings (including restricted stock awarded in 1998). Dividends have not been declared on any restricted stock nor are any dividends planned for restricted stock.

OPTION GRANTS IN 1999

The Company made no grants of options or stock appreciation rights ("SAR's") to the Named Executive Officer appearing in the Summary Compensation Table in this section during fiscal 1999.

For a description of the Company's 1999 Stock Option Plan and the options that have been granted under that plan since its inception, see Proposal 2 below.

FISCAL YEAR-END OPTION VALUE

The following table presents the value of unexercised options held as of December 31, 1999 by the Named Executive Officer appearing in the Summary Compensation Table in this section. The Named Executive Officer did not exercise any of his options in 1999.

                      Aggregate Option Exercises in Last Fiscal Year and FY-End Option Values
                      -----------------------------------------------------------------------
                                                     Number of Securities       Value of Unexercised
                                                    Underlying Unexercised       In-the-Money Options
                                                      Options at FY-End (#)         at FY-End ($)
                      Shares Acquired     Value
Name                    on Exercise      Realized   Exercisable/Unexercisable  Exercisable/Unexercisable
H. William Brogdon         0                $0          116,667 / 83,333            29,167 / 20,833

Compensation of Directors

The directors of the Company do not receive salaries or fees for serving as directors of the Company, nor do they receive any compensation for attending meetings or serving on committees of the Board of Directors. The Company may, however, determine to compensate its directors in the future. Directors are entitled to reimbursement of expenses incurred in attending meetings. In addition, the directors of the Company are entitled to participate in the Company's 1999 Stock Option Plan. See the description of the stock option plan under proposal number 2 below.

Employment Agreements

There are no employment agreements between the Company or any of its subsidiaries with any of the named directors or executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Stock of the Company as of the Record Date, by (i) each person who is known by the Company to beneficially own more than 5% of the issued and outstanding Common Stock of the Company; (ii) each of the Company's directors and nominees for director and the Named Executive Officer; and (iii) all of the Company's executive officers, directors, nominees for director and the Named Executive Officer as a group. Unless otherwise indicated, the persons named below have sole voting and investment power with respect to all shares beneficially owned by them, subject to community property law where applicable. As of the Record Date there were 24,788,725 shares of Common Stock of the Company issued and outstanding. Each common share entitles the holder thereof to one vote in respect of any matters that may properly come before the shareholders of the Company. To the best of the knowledge of the Company, there exist no arrangements that could cause a change in voting control of the Company.

                     NAME AND ADDRESS OF           RELATIONSHIP            SHARES BENEFICIALLY
TITLE OF CLASS       OF OWNER                      TO COMPANY              OWNED(1)               PERCENT
--------------       -------------------           ------------            ----------------       -------
COMMON STOCK         MARK A. GODSY                 Director
                     9000 N.E. 14th Street         and 5% shareholder            2,583,984         10.3%
                     Bellevue, WA 98004

COMMON STOCK         TOM DODD                      Director
                     808 SEYMOUR BLVD.                                           166,667            0.7%
                     NORTH VANCOUVER, B.C.
                     CANADA V7J 2J6

COMMON STOCK         SIAVASH VOJDANI               Director
                     4790 MEADFIELD ROAD                                         283,333            1.1%
                     WEST VANCOUVER, B.C.
                     CANADA V7W 2Y3

COMMON STOCK         KEN MADDISON                  Director
                     2591 LUND AVENUE                                             54,167            0.2%
                     COQUITLAM, B.C.
                     CANADA V3K 6J8

COMMON STOCK         NORM ELLIOT                   Director
                     505 - 8840 210 STREET,
                     SUITE 394                                                    50,000            0.2%
                     LANGLEY, B.C. CANADA V1M 2Y2

COMMON STOCK         R. LEWIS SABOUNGHI            Director
                     1608 PROULX DRIVE                                           181,250            0.7%
                     ORLEANS, ONTARIO,
                     CANADA K4A 1T5

COMMON STOCK         DR. FRANZ HEINRICH SCHAIN     Director
                     D- 30169 HANNOVER,                                          100,000            0.4%
                     BRUHLSTRASSE 19
                     GERMANY

COMMON STOCK         BRYAN WILSON                  Nominee for Director
                     4223 LYNNFIELD CRESCENT                                     225,000            0.9%
                     VICTORIA, B.C. CANADA V8N 5C8

COMMON STOCK         ROBERT J. KUBBERNUS           Nominee for Director
                     702 - 8 SULTAN PLACE                                              0              0%
                     TORONTO, ONT. CANADA M5S 2C1

COMMON STOCK         H. WILLIAM BROGDON            CEO during 1999
                     18 WILLIAMS WAY                                             550,000            2.2%
                     DURHAM, NH 03824

COMMON STOCK         All Executive Officers
                     and Directors as a                                        4,581,901           17.7%
                     group (12 individuals) (2)

(1) Includes the following numbers of shares of Common Stock that may be acquired by the exercise of stock options that are now exercisable or will become exercisable within the next 60 days: Mark Godsy - 312,500 shares; Tom Dodd - 166,667 shares; Siavash Vojdani - 133,333 shares; Ken Maddison - 54,167 shares; Norm Elliot - 50,000 shares; Lewis Sabounghi - 56,250 shares; Franz Schain - 100,000 shares; Bryan Wilson - 75,000 shares; all Executive Officers and Directors as a group (12 individuals) - 1,086,667 shares.

(2) Includes two individuals who are not directors or nominees for director of the Company but who hold key positions in general management, production, and engineering, and Mr. Brogdon.

              PROPOSAL TWO - APPROVAL OF THE 1999 STOCK OPTION PLAN

At the annual meeting, the stockholders are being requested to approve the 1999 Stock Option Plan (the "99 Plan"). The Plan authorizes the issuance of up to 20% of outstanding shares of the Company's Common Stock. Shares of unissued Common Stock sufficient to honor all such options shall be reserved for issuance under the 99 Plan.

The purposes of the 99 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company to promote the success of the Company's business, and to clearly align the interests of eligible employees and other eligible recipients directly with those of the stockholders. The Board of Directors believes that the use of stock options as authorized under the 99 Plan is essential to accomplish these purposes.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and voting at the annual meeting will be required to approve the 99 Plan. In order to provide incentives to eligible employees and others providing support to the Company and to align their interests directly with those of the stockholders, the Company's Board of Directors has approved the 99 Plan and recommends that stockholders vote "FOR" the 99 Plan.

DESCRIPTION OF THE PLAN

The 99 Plan was adopted by the Board of Directors on December 6, 1999 and then amended and restated by the Board of Directors on February 22, 2000 and May 16, 2000. The 99 Plan provides for the granting of stock options, including Incentive Stock Options ("ISO's") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Qualified Stock Options ("NQSO's"). The aggregate number of shares which may be issued pursuant to exercise of options granted under the 99 Plan is limited to 20% of all outstanding shares of Common Stock, including shares previously issued under the 99 Plan and shares previously issued by the Company that have been repurchased and are held by the Company as treasury shares.

The 99 Plan authorizes the Board of Directors to grant stock options to eligible employees and consultants of the Company. It is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business.

As of the Record Date, options to purchase an aggregate of 4,077,000 shares were outstanding. Options to purchase up to an additional 2,120,181 may be issued based upon the currently outstanding shares of Common Stock. In addition to currently outstanding shares of Common Stock, the Company has warrants outstanding for the purchase of up to 4,000,000 shares of Common Stock. If all these warrants are exercised, options for an additional 1,000,000 shares of Common Stock could be granted. No shares had been issued pursuant to the exercise of stock options granted under the 99 Plan.

The essential features of the 99 Plan are summarized as follows. The discussion set forth below is qualified in its entirety by reference to the 99 Plan, a copy of which is attached hereto as Appendix A.

GENERAL

The 99 Plan permits grants to employees, officers, agents, consultants and directors of the Company or any subsidiary thereof of stock options ("Options"), which may be ISO'S or NQSO'S, at the discretion of the Board of Directors.

ADMINISTRATION

The 99 Plan shall be administered by the Board of Directors or by a committee or committees designated by the Board of Directors. Once appointed, committee members shall continue to serve until otherwise directed by the Board of Directors. The entity administering the 99 Plan (either the Board of Directors or committee) is known as the "Plan Administrator."

The Plan Administrator may grant awards to eligible recipients, determine the terms and conditions of award agreements, including the vesting schedule and exercise price of such awards, and make all other determinations deemed necessary or advisable for the administration of the 99 Plan. The administration, interpretation, or application of the 99 Plan by the Board of Directors or committee shall be final, conclusive and binding upon all participants.

The Board of Directors has designated a committee to administer the 99 Plan and has appointed Ken Maddison, an outside director on the Board of Directors, as the sole committee member.

Members of the Board of Directors and any committee administering the 99 Plan will receive no additional compensation for their services in connection with the administration of the 99 Plan.

ELIGIBILITY

The persons who are eligible to receive awards pursuant to the 99 Plan are those directors, officers, consultants, agents and other employees of the Company as the Plan Administrator selects ("Participants" or "Optionholders"). The Plan Administrator determines the number of shares subject to each grant. ISO's may only be granted to employees. All employees of the Company (including officers) are eligible to participate in the 99 Plan.

NUMBER OF SHARES RESERVED FOR ISSUANCE

The maximum number of shares of the Company's Common Stock reserved for issuance under the 99 Plan is 20% of the outstanding shares of Common Stock(subject to adjustment as provided therein), including shares previously issued under the 99 Plan and outstanding shares of Common Stock held in the Company's treasury (if any). Any options for which there were sufficient shares reserved at the time of grant shall remain valid notwithstanding a subsequent reduction in the number of outstanding shares of Common Stock. Shares to be issued upon exercise of options may be issued from authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury.

TERMS AND CONDITIONS OF OPTIONS

Each Option granted pursuant to the 99 Plan is to be evidenced by a written stock option (or award) agreement between the Company and the Participant and is subject to the following terms and conditions:

     (a) Exercise of the Option. The Plan Administrator determines on the date of grant when the Options granted may be exercisable under the 99 Plan. The exercisability of

Options may be based on a predetermined vesting schedule or may be subject to the attainment by the Company or the recipient of performance goals pre-established by the Plan Administrator. For a description of vesting provisions for currently outstanding Options, see "Participation in the 99 Plan" below.

     An Option is exercised by delivering to the Company a written notice of exercise that specifies the number of full shares of Common Stock to be purchased (not less than 100 shares or the remaining shares then purchasable under the Option) and by tendering payment of the purchase price to the Company and any applicable withholding taxes. An Option may not be exercised for a fraction of a share.

     Payment for shares issued upon exercise of an Option may consist of cash or bank certified or cashier's check or through irrevocable instructions to a stock broker to deliver the amount of sales proceeds necessary to pay the appropriate exercise price and withholding tax obligations (i.e. a cashless exercise), or such other consideration as determined by the Plan Administrator and as permitted under the Delaware General Corporation Law.

     (b) Exercise Price. The exercise price of Options granted under the 99 Plan is determined by the Plan Administrator when a grant is made. The exercise price for ISO's may not be less than 100% of the fair market value of the Common Stock on the date the Option is granted.

     (c) Termination of Employment. If an Optionholder's employment or other service with the Company is terminated for any reason (other than death, total and permanent disability, termination for cause, or resignation), a vested Option may be exercised within three months, or such other period of time (not exceeding three months in the case of ISO's) as is determined by the Plan Administrator at the time of grant of such Option, after such termination (but in no event later than the date of expiration of the original term of such Option) as to all or part of the shares as to which the Optionholder was entitled to exercise at the date of such termination. An Optionholder may be exempt from this rule if the Optionholder is on an approved leave of absence, or if transferred to a subsidiary or parent of the Company.

     (d) Death or Disability. If an Optionholder is unable to continue his or her employment or other service with the Company as a result of death, his or her Options may be exercised at any time within 12 months from the date of death (but in no event later than the date of expiration of the original term of such Option). If an Optionholder is unable to continue his or her employment or other service with the Company as a result of total and permanent disability, his or her Options may be exercised at any time within 12 months after termination (but in no event later than the date of expiration of the original term of such Option).

     (e) Extension of Period of Excersisability. The Plan Administrator may extend a period of exercisability and vesting, but such period may not extend beyond the original expiration date of the Option and such extension is subject to written acknowledgement by the Optionholder that such extension disqualifies the option as an ISO.

     (f) Term and Termination of Options. Options granted under the 99 Plan expire at the time fixed at time of grant, but, in the case of ISO's, in no event longer than ten years from the date of grant. No Option may be exercised by any person after the expiration of its term. For a description of terms for currently outstanding options, see "Participation in the 99 Plan" below.

     (g) Nontransferability of Options. An Option is not transferable by the Optionholder, other than by will or the laws of descent and distribution. In the event of the Optionholder's death, Options may be exercised by a person who acquires the right to exercise the Option by bequest or inheritance.

     (h) Adjustments Upon Changes in Capitalization or Merger. The Board of Directors may make all equitable changes or adjustments it deems necessary or appropriate if any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, Common Stock split, reverse Common Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Optionholders under the 99 Plan.

     (i) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board of Directors provides a period before the consummation of the transaction during which outstanding options shall be exercisable to the extent vested and, on the expiration of such period, all unexercised Options immediately terminate. The Board of Directors, in its sole discretion, may accelerate the vesting of such Options so that they are exercisable in full during such period.

     (j) Amendment and Termination of the 99 Plan. The Board of Directors may suspend, terminate or amend the 99 Plan at any time, provided, however, that shareholder approval is required if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Section 422 of the Code or Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any other applicable rule or statute. No such action by the Board of Directors or stockholders may alter or impair any option or stock purchase right previously granted under the 99 Plan without the written consent of the Optionholder. Unless terminated earlier, the 99 Plan shall terminate December 6, 2009, ten years from the date of its adoption by the Board of Directors.

     (k) Other Provisions. The Option agreement may contain such other terms, provisions, and conditions not inconsistent with the 99 Plan as may be determined by the Plan Administrator.

PARTICIPATION IN THE 99 PLAN

As of the Record Date, options to purchase an aggregate of 4,077,000 shares were outstanding and options to purchase 2,120,181 shares were available for future grant. No shares had been issued pursuant to the exercise of stock options granted under the 99 Plan.

The 4,077,000 options outstanding as of the Record Date are exercisable as follows:

                           2,217,000                 at $1.00
                           1,770,000                 at $2.06
                              10,000                 at $2.53
                              80,000                 at $3.90
                           ---------
                           4,077,000

Of the 4,077,000 options outstanding, 1,000,000 options vested immediately upon award and 200,000 options vested or will vest on a performance basis. The remainder vest according to a schedule which provides that one twelfth of the award would be vested for the recipient after each full calendar quarter of service. The vesting status of all options, and options awarded to directors and managers included under "Security Ownership of Certain Beneficial Owners and Management" is as follows:

                              Total outstanding      Vested March 31, 2000      Vested June 30, 2000
All recipients:                   4,077,000                 2,227,000                2,450,042
Directors and managers:           2,115,000                   960,417                1,086,667

As of the Record Date, 3,577,000 options are scheduled to expire five years after award, or such sooner expiry dates as determined by the 99 Plan under circumstances of termination or death of the option holder, unless specifically extended by the Board of Directors. 500,000 options expire ten years after award.

For the complete text of the 99 Plan, see Appendix A attached hereto.

                         PROPOSAL THREE - CHANGE OF NAME

At the annual meeting the stockholders are being requested to approve the amendment of Article 1 of the Company's Certificate of Incorporation to replace "Sonic Systems Corporation" with "Unity Wireless Corporation".

If the amendment is approved, Article 1 of the Company's Certificate of Incorporation will be amended to read as follows:

     FIRST: The name of this corporation shall be UNITY WIRELESS CORPORATION.

The Company and its operating subsidiaries are already operating under the name "Unity Wireless" (with the Company using the name as a "dba"). This amendment will merely conform the formal corporate name of the parent company to its dba and the names of its operating subsidiaries.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

The affirmative vote of the holders of two-thirds of the shares of the Company's outstanding Common Stock will be required to approve the amendment. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

     PROPOSAL FOUR - TO AMEND THE CERTIFICATE OF INCORPORATION TO REMOVE THE
        REQUIREMENT THAT CERTAIN "EXTRAORDINARY ACTIONS" BE APPROVED BY A
         TWO-THIRDS VOTE OF THE OUTSTANDING VOTING STOCK OF THE COMPANY.

At the annual meeting, the stockholders are being requested to approve the amendment of Article 8 of the Company's Certificate of Incorporation, deleting language presently requiring a two-thirds vote of the stockholders for certain actions. This requirement exceeds the vote normally required by the Delaware General Corporation Law (the "DGCL"). Deletion of this two-thirds vote requirement would leave voting subject to applicable law, including the voting requirements provided in the DGCL. These are the requirements that presently apply to all stockholder votes except those now listed in Article 8 of the Company's Certificate of Incorporation.

The two-thirds vote presently required for some actions enables holders of a minority of the Company's outstanding stock to block an amendment to the Company's Certificate of Incorporation, a merger, or certain other actions that may be desired and approved by the majority, and increases the difficulty and expense that is encountered by the Company when it believes that the Company's Certificate of Incorporation should be amended or other action taken in the Company's and the stockholders' best interest.

Article 8 of the Certificate of Incorporation currently reads as follows:

     EIGHTH: Any "Extraordinary Corporate Action" shall require approval by a two-thirds vote of the corporation. Extraordinary Corporate Actions requiring the two-thirds vote shall include the following:

     (a)  Any increase or decrease in the aggregate number of authorized shares;

     (b) Any action that would effect an exchange, cancellation or reclassification of all or part of the shares of any one class of shares into shares of another class;

     (c) Any change in the designation, rights, preferences or limitations of all or part of the shares of any one class;

     (d) The creation of a new class of shares having rights or preferences with respect to distributions or to dissolution that are prior, superior or substantially equal to the shares of any one existing class;

     (e) Any cancellation, denial or change that would affect rights to distribution or dividends that have accumulated but not yet been declared on all of part of the shares of any one class;

     (f)  Any share merger or share exchange with another corporation;

     (g) Any sale or transfer or other disposition of all or substantially all of the corporation's assets, other than in the regular course of business;

     (h)  Any proposed dissolution of the corporation;

     (i) Any amendment to the Certificate of Incorporation, except for the following, which may be done by the Board of Directors without shareholder approval:

          (1) If the corporation has only one class of shares outstanding, to provide, change or eliminate any provision with respect to the par value of any class of shares;

          (2)  To delete the names and addresses of the initial directors;

          (3) To delete the name and address of the initial registered agent or registered office, if a statement of change is on file with the secretary of state; and/or

          (4) If the corporation has only one class of shares outstanding, solely to change the number of authorized shares to effectuate a split of, or stock dividend in the corporation's own shares, or solely to do so and to change the number of authorized shares in proportion thereto.

If the proposed amendment is authorized, Article 8 of the Company's Certificate of Incorporation will be amended and restated to read as follows:

     "EIGHTH: The following amendments to the Certificate of Incorporation may be made by the Board of Directors without shareholder approval:

     (a) If the corporation has only one class of shares outstanding, to provide, change or eliminate any provision with respect to the par value of such class of shares;

     (b)  To delete the names and addresses of the initial directors;

     (c) To delete the name and address of the initial registered agent or registered office, if a statement of change is on file with the secretary of state; and/or

     (d) If the corporation has only one class of shares outstanding, solely to change the number of authorized shares to effectuate a split of, or stock dividend in the corporation's own shares, or solely to do so and to change the number of authorized shares in proportion thereto."

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

The affirmative vote of the holders of two-thirds of the shares of the Company's outstanding Common Stock will be required to approve the amendment. If the amendment is not approved by the shareholders, Article 8 of the Company's Certificate of Incorporation, which requires a two-thirds vote for amendments to the Certificate of Incorporation and for certain other "Extraordinary Corporate Actions" will continue in effect. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

         PROPOSAL FIVE - INCREASING NUMBER OF DIRECTORS FROM SEVEN TO 11

At the annual general meeting the stockholders are being requested to approve the amendment of Article 7 of the Company's Certificate of Incorporation to raise from seven to 11 the maximum allowable number of directors of the Company.

If the amendment is authorized, Article 7 of the Company's Certificate of Incorporation will be amended to read as follows:

     SEVENTH: The number of directors of the corporation shall be no less than one and not more than 11.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

The affirmative vote of the holders of two-thirds of the shares of the Company's outstanding Common Stock will be required to approve this proposal. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL.

             PROPOSAL SIX - AUTHORIZING ISSUANCE OF PREFERRED STOCK

On May 16, 2000, the Board of Directors approved an amendment to the Company's Certificate of Incorporation that would authorize the Company to issue, from time to time, as determined by the Board of Directors, up to 5,000,000 shares of preferred stock, $.001 par value per share ("Preferred Shares").

If the proposed amendment is approved, the Board of Directors would be empowered, without the necessity of further action or authorization by the Company's shareholders (unless such action or authorization is required in a specific case by applicable laws or regulations or stock exchange rules), to authorize the issuance of the Preferred Shares from time to time in one or more series or classes, and to fix by resolution the designations, preferences, limitations, and relative rights of each such series or class and the price of each issuance. Each series or class of Preferred Shares could, as determined by the Board of Directors at the time of issuance, rank, with respect to dividends and redemption and liquidation rights, senior to the Company's shares of Common Stock. No preferred stock is presently authorized by the Company's Certificate of Incorporation.

The Preferred Shares will provide authorized and unissued shares of preferred stock which may be used by the Company for any proper corporate purpose. Such purpose might include, without limitation, issuance as part or all of the consideration required to be paid by the Company in the acquisition of other businesses or properties, or issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company's business and operations. There are no transactions presently under review by the Board of Directors which contemplate the issuance of Preferred Shares.

It is not possible to state the precise effects of the authorization of the Preferred Shares upon the rights of the holders of the Company's Common Stock until the Board of Directors determines the respective preferences, limitations, and relative rights of the holders of each class or series of the Preferred Shares. However, such effects might include the following: (a) reduction of the amount otherwise available for payment of dividends on Common Stock, to the extent dividends are payable on any issued Preferred Shares; (b) restrictions on dividends on the Common Stock; (c) dilution of the voting power of the Common Stock to the extent that the Preferred Shares had voting rights; (d) conversion of the Preferred Shares into Common Stock at such prices as the Board of Directors determines, which could include issuance at below the fair market value or original issue price of the Common Stock; and (e) the holders of Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to holders of the Preferred Shares.

Although the Board of Directors would authorize the issuance of additional Preferred Shares based on its judgment as to the best interests of the Company and its shareholders, the issuance of authorized Preferred Shares could have the effect of diluting the voting power per share and could have the effect of diluting the book value per share of the outstanding Common Shares.

The Preferred Shares could, in certain instances, render more difficult or discourage a merger, tender offer, or proxy contest and thus potentially have an "anti-takeover" effect, especially if Preferred Shares were issued in response to a potential takeover. In addition, issuances of authorized Preferred Shares can be implemented, and have been implemented by some companies in recent years, with voting or conversion privileges intended to make acquisition of the Company more difficult or more costly. Such an issuance could deter the types of transactions which may be proposed or could discourage or limit the shareholders' participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the shareholders, and could enhance the ability of officers and directors to retain their positions.

There are currently 100,000,000 shares of Common Stock authorized under the Company's Certificate of Incorporation. The proposed amendment would not change the number of shares of Common Stock currently authorized.

Article 4 of the Company's Certificate of Incorporation currently reads:

     FOURTH: The total number of shares of stock which this corporation is authorized to issue is: 100,000,000 shares of common stock, $0.001 par value.

If the proposed amendment is authorized, Article 4 of the Company's Certificate of Incorporation will be amended and restated to read as follows:

     FOURTH: The total number of shares of stock which this corporation is authorized to issue is: 105,000,000 shares, which shall consist of 100,000,000 shares of common stock, $.001 par value per share ("Common Stock") and 5,000,000 shares of preferred stock, $.001 par value per share ("Preferred Stock").

          4.1 Except as otherwise provided in accordance with this Certificate of Incorporation, the Common Stock shall have unlimited voting rights, with each share being entitled to one vote, and the rights to receive the net assets of the Corporation upon dissolution, with each share participating on a pro rata basis.

          4.2 The Board of Directors is hereby authorized from time to time, without shareholder action, to provide for the issuance of Preferred Stock in one or more series not exceeding in the aggregate the number of Preferred Stock authorized by this Certificate of Incorporation, as amended from time to time; and to determine with respect to each such series the voting powers, if any (which voting powers, if granted, may be full or limited), designations, preferences, and relative, participating, option, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including without limiting the generality of the foregoing, the voting rights relating to Preferred Stock of any series (which may be one or more votes per share or a fraction of a vote per share, which may vary over time, and which may be applicable generally or only upon the happening and continuance of stated events or conditions), the rate of dividend to which holders of Preferred Stock of any series may be entitled (which may be cumulative or non-cumulative), the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation, the rights, if any, of holders of Preferred Stock of any series to convert or exchange such Preferred Stock of such series for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable), whether or not the shares of that series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, and whether any shares of that series shall be redeemed pursuant to a retirement or sinking fund or otherwise and the terms and conditions of such obligation.

          4.3 Before the Corporation shall issue any Preferred Stock of any series, a Certificate of Amendment or a Restated Certificate of Incorporation, fixing the voting powers, designations, preferences, the relative, participating, option, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the Preferred Stock of such series, and the number of Preferred Stock of such series authorized by the Board of Directors to be issued shall be filed with the secretary of state in accordance with the General Corporation Law of the State of Delaware and shall become effective without any shareholder action. The Board of Directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

The affirmative vote of holders of two-thirds of the Company's outstanding Common Stock is required to approve the proposed amendment. If the amendment is not approved by the shareholders, the Company's Certificate of Incorporation, which does not authorize the issuance of any Preferred Stock, will continue in effect. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

     PROPOSAL SEVEN - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected Ernst & Young LLP, independent accountants, to audit the financial statements of the Company for the current fiscal year ending December 31, 2000. The Company expects that a representative of Ernst & Young LLP will be present at the Annual meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer any appropriate questions.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and voting at the annual meeting will be required to approve this proposal. THE BOARD OF DIRECTORS

RECOMMENDS A VOTE "FOR" THE PROPOSAL.

                                  OTHER MATTERS

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to mark, sign, date and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

                                          For the Board of Directors
                                          SONIC SYSTEMS CORPORATION

                                          Bryan Wilson,
                                          Secretary

Dated: June 5, 2000

Appendix A - 1999 Stock Option Plan

                            SONIC SYSTEMS CORPORATION
                            (A DELAWARE CORPORATION)

                             1999 STOCK OPTION PLAN

1. PURPOSE. The purpose of the 1999 Stock Option Plan (the "Plan") is to provide a means by which SONIC SYSTEMS CORPORATION, a Delaware corporation, (the "Company") may attract, reward, and retain services or advice of current or future employees, officers, directors, and agents of the Company and its subsidiaries and to provide added incentives to them by encouraging stock ownership in the Company.

2. ADMINISTRATION. This Plan shall be administered by the Board of Directors of the Company (the "Board" or "Board of Directors") or, if the Board shall authorize a committee or committees to administer this Plan, by such committee or committees to the extent so authorized; provided, however, that only the Board may suspend, amend or terminate this Plan as provided in
Section 13, and provided further that a committee that includes officers of the Company shall not be permitted to grant options to persons who are officers of the Company or its subsidiaries. The administrator of this Plan is referred to as the "Plan Administrator."

          2.1 PROCEDURES. The Board of Directors shall designate one member of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exits, or acts approved in writing by all Plan Administrator members, shall constitute valid acts of the Plan Administrator.

          2.2 POWERS. Subject to the specific provisions of this Plan, the Plan Administrator shall have the authority, in its discretion: (a) to grant the stock options described in Section 5 and to designate each option granted as an Incentive Stock Option or a Non-Qualified Stock Option; (b) to determine, in accordance with Section 5.1(f) of this Plan, the fair market value of the shares of Common Stock subject to options; (c) to determine the exercise price per share of options; (d) to determine the Optionees to whom, and the time or times at which, options shall be granted and the number of shares of Common Stock to be represented by each option; (e) to interpret this Plan; (f) to prescribe, amend and rescind rules and regulations relating to this Plan; (g) to determine the terms and provisions of each option granted (which need not be identical) and, with the consent of the Optionee, to modify or amend each option; (h) to reduce the exercise price per share of outstanding and unexercised options; (i) to defer, with the consent of the Optionee, or to accelerate the exercise date of any option; (j) to waive or modify any term or provisions contained in any option applicable to the underlying shares of Common Stock; (k) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an option previously granted by the Plan

Administrator; and (l) to make all other determinations deemed necessary or advisable for the administration of this Plan. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan, any option issued hereunder or any rule or regulation promulgated in connection herewith and all actions taken by the Plan Administrator shall be conclusive and binding on all interested parties. The Plan Administrator may delegate administrative functions to individuals who are officers or employees of the Company.

          2.3 LIMITED LIABILITY. No member of the Board of Directors or the Plan Administrator or officer of the Company shall be liable for any action or inaction by him or herself, the entity or body, or another person, except in circumstances involving his or her bad faith. Subject only to compliance with the explicit provisions hereof, the Board of Directors and Plan Administrator may act in their absolute discretion in all matters related to the Plan.

          2.4 SECURITIES EXCHANGE ACT OF 1934. At any time that the Company has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall be administered in accordance with Rule 16b-3 adopted under the Exchange Act ("Rule 16b-3").

              (a) Multiple Administrative Bodies. To the extent permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, officers who are not directors, and employees, consultant or agents who are neither directors nor officers.

              (b) Administration With Respect to Directors and Officers Subject to Section 16 of the Exchange Act. With respect to option grants made to employees who are also officers or directors subject to Section 16 of the Exchange Act, the Plan shall be administered by (i) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16 exempt discretionary grants and awards of equity securities are to be made, or (ii) a committee or committees designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16 exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which
Section 16 exempt discretionary grants and awards of equity securities are to be made.


SONIC SYSTEMS CORPORATION
(A DELAWARE CORPORATION)
STOCK OPTION PLAN, 1999
PAGE - 2 -

              (c) Administration With Respect to Other Persons. With respect to Option grants made to employees, consultants or agents who are neither directors nor officers of the Company, the Plan shall be administered by (i) the Board or (ii) a committee or committees designated by the Board, which committee shall be constituted to satisfy the legal requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Internal Revenue Code of 1986, as amended (the "Code"), and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan (collectively, "Applicable Laws"). Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

              (d) Plan Administrator. If more than one committee has been created by the Board to administer options, the committee that has the authority to administer grants for the Optionees designated in 2.4(b) or (c) above, shall be deemed the "Plan Administrator" with respect to any options granted to or held by such Optionees.

3. STOCK SUBJECT TO THIS PLAN. Subject to adjustment as provided below and in Section 11 hereof, the stock subject to this Plan shall be the Company's common stock (the "Common Stock"). The total number of shares of Common Stock to be delivered on the exercise of all options granted under this Plan shall not exceed 20% of all outstanding shares of such Common Stock (subject to adjustment as provided below and in Section 11 hereof), including shares of Common Stock previously issued pursuant to exercises of options granted under this Plan and previously issued shares that have been repurchased by the Company and are held by the Company as treasury shares. Any options for which there were sufficient shares reserved and available for exercise at the time of grant shall remain valid notwithstanding a subsequent reduction in the number of outstanding shares of Common Stock.

If any option granted under this Plan expires, is surrendered, exchanged for another option, canceled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of this Plan, including for replacement options that may be granted in exchange for such surrendered, canceled or terminated options. Shares issued on exercise of options granted under this Plan may be subject to restrictions on transfer, repurchase rights or other restrictions as determined by the Plan Administrator.

4.   ELIGIBILITY.


SONIC SYSTEMS CORPORATION
(A DELAWARE CORPORATION)
STOCK OPTION PLAN, 1999
PAGE - 3 -

     4.1 OPTIONEES. The Plan Administrator may award options to any current or future employee, officer, agent, consultant or director of the Company or its subsidiaries. Any party to whom an option is granted under this Plan is referred to as an "Optionee."

     4.2 SUBSIDIARIES. As used in this Plan, the term "subsidiary" of a company shall include any corporation in which such company owns, directly or indirectly, at the time of the grant of an option hereunder, stock having 50% or more of the total combined voting power of all classes of stock thereof.

5. AWARDS. The Plan Administrator, from time to time, may take the following actions, separately or in combination, under this Plan: (a) grant incentive stock options ("Incentive Stock Options"), as defined in Section 422 of the Code, to any employee of the Company or its subsidiaries, as provided in Section 5.1 of this Plan; (b) grant options other than Incentive Stock Options ("Non-Qualified Stock Options"), as provided in Section 5.2 of this Plan; (c) grant options to officers, employees and others in foreign jurisdictions, as provided in Section 7 of this Plan; and (d) grant options in certain acquisition transactions, as provided in Section 8 of this Plan.

     5.1 INCENTIVE STOCK OPTIONS. Incentive Stock Options shall be subject to the following terms and conditions:

          (a) Incentive Stock Options may be granted under this Plan only to employees of the Company or its subsidiaries, including employees who are directors.

          (b) No employee may be granted Incentive Stock Options under this Plan to the extent that the aggregate fair market value, on the date of grant, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year, under this Plan and under any other incentive stock option plan (within the meaning of Section 422 of the Code) of the Company or any subsidiary, exceeds $100,000. To the extent that any option designated as an Incentive Stock Option exceeds the $100,000 limit, such option shall be treated as a Non-Qualified Stock Option. In making this determination, options shall be taken into account in the order in which they were granted, and the fair market value of the shares of Common Stock shall be determined as of the time that the option with respect to such shares was granted.

          (c) An Incentive Stock Option may be granted under this Plan to an employee possessing more than 10% of the total combined voting power of all classes of stock of the Company (as determined pursuant to the attribution rules contained in Section 424(d) of the Code) only if the exercise price is at least 110% of the fair market value of the Common Stock subject to the option on the date the option is granted, as described in Section 5.1(f) of this Plan, and only if the option by its terms is not exercisable after the expiration of five years from the date it is granted.


SONIC SYSTEMS CORPORATION
(A DELAWARE CORPORATION)
STOCK OPTION PLAN, 1999
PAGE - 4 -

          (d) Except as provided in Section 5.5 of this Plan, no Incentive Stock Option granted under this Plan may be exercised unless at the time of such exercise the Optionee is employed by the Company or any subsidiary of the Company and the Optionee has been so employed continuously since the date such option was granted.

          (e) Subject to Sections 5.1(c) and 5.1(d) of this Plan, Incentive Stock Options granted under this Plan shall continue in effect for the period fixed by the Plan Administrator, except that no Incentive Stock Option shall be exercisable after ten years from the date it is granted.

          (f) The exercise price shall not be less than 100% of the fair market value of the shares of Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value of shares shall be the closing price per share of the Common Stock on the date of grant as reported on a securities quotation system or stock exchange. If such shares are not so reported or listed, the Plan Administrator shall determine the fair market value of the shares of Common Stock in its discretion.

          (g) The provisions of clauses (b) and (c) of this Section shall not apply if either the applicable sections of the Code or the regulations thereunder are amended so as to change or eliminate such limitations or to permit appropriate modifications of those requirements by the Plan Administrator.

     5.2 NON-QUALIFIED STOCK OPTIONS. Non-Qualified Stock Options shall be granted only to persons or entities listed in Section 4.1 and shall be subject to the following terms and conditions:

          (a) The exercise price may be more or less than or equal to the fair market value of the shares of Common Stock covered by the Non-Qualified Stock Option on the date the option is granted, and the exercise price may fluctuate based on criteria determined by the Plan Administrator. The fair market value of shares of Common Stock covered by a Non-Qualified Stock Option shall be determined by the Plan Administrator, as described in Section 5.1(f).

          (b) Unless otherwise established by the Plan Administrator, any Non-Qualified Stock Option shall terminate ten years after the date it is granted.

     5.3 VESTING. To ensure that the Company and its subsidiaries will achieve the purposes of and receive the benefits contemplated in this Plan, any option granted to any Optionee hereunder shall be exercisable according to a vesting schedule or no vesting schedule as established or determined by the Plan Administrator.


SONIC SYSTEMS CORPORATION
(A DELAWARE CORPORATION)
STOCK OPTION PLAN, 1999
PAGE - 5 -

     5.4 NONTRANSFERABILITY. Options granted under this Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution, shall not be subject to execution, attachment or similar process, and shall be exercisable during the Optionee's lifetime only by the Optionee. Any purported transfer or assignment in violation of this provision shall be void.

     5.5  TERMINATION OF OPTIONS.

          (a) GENERALLY. Unless otherwise determined by the Plan Administrator or specified in the Optionee's Option Agreement, if the Optionee's employment or service with the Company, including with any subsidiary, terminates for any reason other than for cause, resignation, retirement, disability or death, then the Optionee may exercise the option at any time before the earlier of (a) the expiration date of the option or (b) the expiration of three months after the date of such termination of employment or service, for that portion of the Optionee's option that was exercisable at the time of such termination of employment or service (provided the conditions of Section 6.4 and any other conditions specified in the Option Agreement shall have been met by the date of exercise of such option).

          (b) FOR CAUSE; RESIGNATION.

              (i) If an Optionee is terminated for cause or resigns in lieu of dismissal, any option granted hereunder shall be deemed to have terminated as of the time of the first act that led or would have led to the termination for cause or resignation in lieu of dismissal and such Optionee shall thereupon have no right to purchase any shares of Common Stock pursuant to the exercise of such option, and any such exercise shall be null and void. Termination for "cause" shall include (i) the violation by the Optionee of any reasonable rule or policy of the Board of Directors or the Optionee's superiors or the chief executive officer or the chief operating officer of the Company that results in damage to the Company or which, after notice to do so, the Optionee fails to correct within a reasonable time; (ii) any willful misconduct or gross negligence by the Optionee in the responsibilities assigned to him or her; (iii) any willful failure to perform his or her job as required to meet the objectives of the Company; (iv) any wrongful conduct of an Optionee that has an adverse impact on the Company or that constitutes a misappropriation of the assets of the Company; (v) unauthorized disclosure of confidential information; or (vi) the Optionee's performing services for any other company or person that competes with the Company while he or she is employed by or provides services to the Company, without the written approval of the chief executive officer of the Company. "Resignation in lieu of dismissal" shall mean a resignation by an Optionee of employment with or service to the Company if (i) the Company has given prior notice to such Optionee of its intent to dismiss the Optionee for


SONIC SYSTEMS CORPORATION
(A DELAWARE CORPORATION)
STOCK OPTION PLAN, 1999
PAGE - 6 -
circumstances that constitute cause, or (ii) within two months of the Optionee's resignation, the chief operating officer or the chief executive officer of the Company or the Board of Directors determines, which determination shall be final and binding, that such resignation was related to an act that would have led to a termination for cause.

              (ii) If an Optionee resigns from the Company, the right of the Optionee to exercise his or her option shall be suspended for a period of two months from the date of resignation, unless the chief executive officer of the Company or the Board of Directors determines otherwise in writing. Thereafter, unless there is a determination that the Optionee resigned in lieu of dismissal, the option may be exercised at any time before the earlier of (i) the expiration date of the option (which shall have been similarly suspended) or (ii) the expiration of three months after the date of resignation, for that portion of the Optionee's option that was exercisable at the time of such resignation (provided the conditions of Section 6.4 and any other conditions specified in the Option Agreement shall have been met at the date of exercise of such option).

          (c) RETIREMENT. Unless otherwise determined by the Plan Administrator, if an Optionee's employment or service with the Company is terminated with the Company's approval for reasons of age, the Option may be exercised at any time before the earlier of (a) the expiration date of the option or (b) the expiration of three months after the date of such termination of employment or service, for that portion of the Optionee's option that was exercisable at the time of such termination of employment or service (provided the conditions of Section 6.4 and any other conditions specified in the Option Agreement shall have been met at the date of exercise of such option).

          (d) DISABILITY. Unless otherwise determined by the Plan Administrator, if an Optionee's employment or relationship with the Company terminates because of a permanent or total disability (as defined in Section 22(e)(3) of the Code), the option may be exercised at any time before the earlier of (a) the expiration date of the option or (b) the expiration of 12 months after the date of such termination, for up to the full number of shares of Common Stock covered thereby, including any portion not yet vested (provided the conditions of Section 6.4 and any other conditions specified in the Option Agreement shall have been met by the date of exercise of such option).

          (e) DEATH. Unless otherwise determined by the Plan Administrator, in the event of the death of an Optionee while employed by or providing service to the Company, the option may be exercised at any time before the earlier of (a) the expiration date of the option or (b) the expiration of 12 months after the date of death by the person or persons to whom such Optionee's rights under the option shall pass by the Optionee's will or by the applicable laws of descent and distribution, for up to the full number of


SONIC SYSTEMS CORPORATION
(A DELAWARE CORPORATION)
STOCK OPTION PLAN, 1999
PAGE - 7 -
shares of Common Stock covered thereby, including any portion not yet vested (provided the conditions of Section 6.5 and any other conditions specified in the Option Agreement shall have been met by the date of exercise of such option).

          (f) EXTENSION OF EXERCISE PERIOD APPLICABLE TO TERMINATION. The Plan Administrator, at the time of grant or at any time thereafter, may extend the one-month, three-month and 12-month exercise periods to any length of time not longer than the original expiration date of the option, and may increase the portion of an option that is exercisable, subject to such terms and conditions as the Plan Administrator may determine; provided, that any extension of the exercise period or other modification of an Incentive Stock Option shall be subject to the written agreement and acknowledgment by the Optionee that the extension or modification disqualifies the option as an Incentive Stock Option.

          (g) FAILURE TO EXERCISE OPTION. To the extent that the option of any deceased Optionee or of any optionee whose employment or service terminates is not exercised within the applicable period, all rights to purchase shares of Common Stock pursuant to such options shall cease and terminate.

          (h) TRANSFERS; LEAVES. For purposes of this Section 5.5, a transfer of employment or other relationship between or among the Company and/or any subsidiaries shall not be deemed to constitute a termination of employment or other cessation of relationship with the Company or any of its subsidiaries. For purposes of this Section 5.5, with respect to Incentive Stock Options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator) in accordance with the policies of the Company.

6.   EXERCISE.

     6.1 PROCEDURE. Subject to the provisions of Section 5.3 above, each option may be exercised in whole or in part; provided, however, that no fewer than 100 shares (or the remaining shares then purchasable under the option, if less than 100 shares) may be purchased on any exercise of any option granted hereunder and that only whole shares will be issued pursuant to the exercise of any option (the number of 100 shares shall not be changed by any transaction or action described in Section 8 or Section 11 unless the Plan Administrator determines that such a change is appropriate). Options shall be exercised by delivery to the Secretary of the Company or his or her designated agent of notice of the number of shares with respect to which the option is exercised, together with payment in full of the exercise price and any applicable withholding taxes.

     6.2 PAYMENT. Payment of the option exercise price shall be made in full when the notice of exercise of the option is delivered to the Secretary of the Company or his or


SONIC SYSTEMS CORPORATION
(A DELAWARE CORPORATION)
STOCK OPTION PLAN, 1999
PAGE - 8 -
her designated agent and shall be in cash or bank certified or cashier's check or through irrevocable instructions to a stock broker to deliver the amount of sales proceeds necessary to pay the appropriate exercise price and withholding tax obligations, all in accordance with applicable governmental regulations, for the shares of Common Stock being purchased. The Plan Administrator may determine at the time the option is granted for Incentive Stock Options, or at an time before exercise for Non-Qualified Stock Options, that additional forms of payment will be permitted.

     6.3 WITHHOLDING. Before the issuance of shares of Common Stock on the exercise of an option, the Optionee shall pay to the Company the amount of any applicable federal, state or local tax withholding obligations. The Company may withhold any distribution in whole or in part until the Company is so paid. The Company shall have the right to withhold such amount from any other amounts due or to become due from the Company to the Optionee, including salary (subject to applicable law) or to retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse it for any such taxes and cancel (in whole or in part) any such shares so withheld.

     6.4 CONDITIONS PRECEDENT TO EXERCISE. The Plan Administrator may establish conditions precedent to the exercise of any option, which shall be described in the relevant Option Agreement.

7. FOREIGN QUALIFIED GRANTS. Options under this Plan may be granted to officers and employees of the Company and its subsidiaries and other persons described in Section 4 who reside in foreign jurisdictions as the Plan Administrator may determine form time to time. The Board of Directors may adopt supplements to the Plan as needed to comply with the applicable laws of such foreign jurisdictions and to give options favorable treatment under such laws; provided, however, that no award shall be granted under any such supplement on terms more beneficial to such Optionees than those permitted by this Plan.

8. CORPORATE MERGERS, ACQUISITIONS, ETC. The Plan Administrator may also grant options under this Plan having terms, conditions and provisions that vary from those specified in this Plan provided that such options are granted in substitution for, or in connection with the assumption of, existing options granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, reorganization or liquidation to which the Company is a party.

9. HOLDING PERIOD. Unless otherwise determined by the Plan Administrator, if a person subject to Section 16 of the Exchange Act exercises an option within six months


SONIC SYSTEMS CORPORATION
(A DELAWARE CORPORATION)
STOCK OPTION PLAN, 1999
PAGE - 9 -
of the date of grant of the option, the shares of Common Stock acquired on exercise of the option may not be sold until six months after the date of grant of the option.

10. OPTION AGREEMENTS. Options granted under this Plan shall be evidenced by written stock option agreements (the "Option Agreements") that shall contain such terms, conditions, limitations and restrictions as the Plan
Administrator shall deem advisable and that are consistent with this Plan. All Option Agreements shall include or incorporate by reference the applicable terms and conditions contained in this Plan.


SONIC SYSTEMS CORPORATION
(A DELAWARE CORPORATION)
STOCK OPTION PLAN, 1999
PAGE - 10 -

11.  ADJUSTMENTS ON CHANGES IN CAPITALIZATION.

     11.1 STOCK SPLITS, CAPITAL STOCK ADJUSTMENTS. The aggregate number and class of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option and the exercise price per share thereof (but not the total price), and each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a stock split, stock dividend or consolidation of shares or any like capital stock adjustment.

     11.2 EFFECT OF MERGER, SALE OF ASSETS, LIQUIDATION OR DISSOLUTION.

          (a) MERGERS, SALE OF ASSETS, OTHER TRANSACTIONS. In the event of a merger, consolidation or plan of exchange to which the Company is a party or a sale of all or substantially all of the Company's assets (each, a "Transaction"), the Board of Directors, in its sole discretion and to the extent possible under the structure of the Transaction, shall select one of the following alternatives for treating outstanding options under this Plan:

              (i) Outstanding options shall remain in effect in accordance with their terms;

              (ii) Outstanding options shall be converted into options to purchase stock in the corporation that is the surviving or acquiring corporation in the Transaction. The amount, type of securities subject thereto and exercise price of the converted options shall be determined by the Board of Directors of the Company, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation to be issued to holders of shares of the Company. Unless otherwise determined by the Board of Directors, the converted options shall be vested only to the extent that the vesting requirements relating to options granted hereunder have been satisfied;

              (iii) The Board of Directors shall provide a period before the consummation of the Transaction during which outstanding options shall be exercisable to the extent vested and, on the expiration of such period, all unexercised options shall immediately terminate. The Board of Directors, in its sole discretion, may accelerate the vesting of such options so that they are exercisable in full during such period; or

              (iv) The Board of Directors shall take such other action with respect to outstanding options as the Board deems to be in the best interests of the Company.


SONIC SYSTEMS CORPORATION
(A DELAWARE CORPORATION)
STOCK OPTION PLAN, 1999
PAGE - 11 -

          (b) LIQUIDATION; DISSOLUTION. If the Company is liquidated or dissolved, options shall be treated in accordance with Section 11.2(a)(iii).

     11.3 FRACTIONAL SHARES. If the number of shares covered by any option is adjusted, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

     11.4 DETERMINATION OF BOARD TO BE FINAL. All adjustments under this
Section 11 shall be made by the Board of Directors and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an Incentive Stock Option shall be made, if possible, in such a manner so as not to constitute a "modification," as defined in Section 424(h) of the Code, and so as not to cause the Optionee's Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

12.  SECURITIES REGULATIONS.

     12.1 COMPLIANCE WITH SECURITIES LAWS. Shares of Common Stock shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable laws of foreign countries and other jurisdictions and the requirements of any quotation service or stock exchange on which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. The inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability with respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

     12.2 CONDITIONS OF EXERCISE. As a condition to the exercise of an option, the company may require the Optionee to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. The Company may place a stop-transfer order against any shares of Common Stock on the official stock books and the records of the Company, and a legend may be stamped on stock certificates to the effect that the shares of Common


SONIC SYSTEMS CORPORATION
(A DELAWARE CORPORATION)
STOCK OPTION PLAN, 1999
PAGE - 12 -

Stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation. The Plan Administrator may also require such other action or agreement by the Optionees as may from time to time be necessary to comply with the federal and state securities laws. THIS PROVISION SHALL NOT OBLIGATE THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK THEREUNDER.

     12.3 SECURITIES EXCHANGE LISTING. If any of the Company's capital stock of the same class as the Common Stock subject to options granted hereunder is listed on a national securities exchange, all shares of Common Stock issued hereunder if not previously listed on such exchange shall be authorized by that exchange for listing thereon before the issuance thereof.

13.  AMENDMENT AND TERMINATION.

     13.1 PLAN. The Board of Directors may at any time suspend, amend or terminate this Plan, provided that, except as set forth in Section 8, the approval of the Company's shareholders is necessary within 12 months before or after the adoption by the Board of Directors of any amendment that will:

          (a) increase the number of shares of Common Stock to be reserved for the issuance of options under this Plan;

          (b) permit the granting of stock options to a class of persons other than those now permitted to receive stock options under this Plan; or

          (c) require shareholder approval under applicable law, including
Section 16(b) of the Exchange Act.

     13.2 OPTIONS. Subject to the requirements of Section 422 of the Code with respect to Incentive Stock Options and to the terms and conditions and within the limitations of this Plan, the Plan Administrator may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall no, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding Incentive Stock Options granted under this Plan shall be made in such a manner so as not to constitute a "modification," as defined in Section 425(h) of the Code, and so as not to cause any Incentive Stock Option issued hereunder to fail to continue to qualify as an Incentive Stock Option as defined in Section 422(b) of the Code.


SONIC SYSTEMS CORPORATION
(A DELAWARE CORPORATION)
STOCK OPTION PLAN, 1999
PAGE - 13 -

     13.3 AUTOMATIC TERMINATION. Unless sooner terminated by the Board of Directors, this Plan shall terminate ten years from the date on which this Plan is adopted by the Board. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any option already granted under this Plan.

14.  MISCELLANEOUS.

     14.1 TIME OF GRANTING OPTIONS. The date of grant of an option shall, for all purposes, be the date on which the Company completes the required corporate action relating to the grant of an option; the execution of an Option Agreement and the conditions to the exercise of an option shall not defer the date of grant.

     14.2 NO STATUS AS SHAREHOLDER. Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares of Common Stock issuable on the exercise of any option granted under this Plan unless and until such option has been exercised and the issuance (as evidenced by the appropriate entry on the books of the Company or duly authorized transfer agent of the Company) of the stock certificate evidencing such shares.

     14.3 STATUS AS AN EMPLOYEE. Nothing in this Plan or any option granted pursuant to this Plan shall confer on any Optionee any right to continue in the employ of the Company or any or its subsidiaries, or to interfere in any way with the right of the Company to terminate his or her employment or other relationship with the Company or any of its subsidiaries at any time.

     14.4 RESERVATION OF SHARES. The Company, during the term of this Plan, at all times will reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of this Plan.

15. EFFECTIVENESS OF THIS PLAN. This Plan shall become effective on the date on which it is adopted by the Board of Directors of the Company (the "Effective Date"). No option granted under this Plan to any officer or director of the Company shall become exercisable until the Plan is approved by the shareholders, and any option granted before such approval shall be conditioned on and is subject to such approval.


SONIC SYSTEMS CORPORATION
(A DELAWARE CORPORATION)
STOCK OPTION PLAN, 1999
PAGE - 14 -

     Adopted by the Board of Directors on December 6, 1999, amended and restated by the Board of Directors on February 22, 2000 and May 16, 2000, and
approved by the shareholders on July   , 2000.


SONIC SYSTEMS CORPORATION
(A DELAWARE CORPORATION)
STOCK OPTION PLAN, 1999
PAGE - 15 -

                            SONIC SYSTEMS CORPORATION

                  PROXY FOR 2000 ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of SONIC SYSTEMS CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated June 5, 2000, and hereby appoints Mark Godsy and Bryan Wilson and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Stockholders of SONIC SYSTEMS CORPORATION, to be held on Wednesday, July 5, 2000 at 10:00 a.m., local time at the offices of DuMoulin Black, Barristers & Solicitors, located at 595 Howe Street, 10th Floor, Vancouver, British Columbia, Canada, and any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

                                ----------------

                                SEE REVERSE SIDE

                                 --------------

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                ----------------

Sonic Systems Corporation Annual Meeting to be held on July 5, 2000 at 10:00 A.M. PDT for stockholders as of 05/18/2000

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR ITEMS 1 through 7.

1.   Election of directors: Mark Godsy; Thomas Dodd;        FOR ALL     WITHHOLD VOTE
     Siavash Vojdani; Ken Maddison; R. Lewis Sabounghi;     NOMINEES  FROM ALL NOMINEES
     Robert J. Kubbernus;  Bryan Wilson                       [ ]             [ ]

     [ ]____________________________________________________________
        For all nominees except as noted above

                                                                FOR       AGAINST         ABSTAIN
2.   To approve the adoption of the 1999 Stock Option           [ ]         [ ]             [ ]
     Plan and authorize the issuance of up to 20% of the
     outstanding shares of the Company's Common Stock
     under the plan.

                                                                FOR       AGAINST         ABSTAIN
3.   To approve an amendment to the Company's Certificate of    [ ]         [ ]             [ ]
     Incorporation to change the name of the Company to
     "Unity Wireless Corporation".

                                                                FOR       AGAINST         ABSTAIN
4.   To approve an amendment to the Company's Certificate of    [ ]         [ ]             [ ]
     Incorporation to remove the requirement that certain
     "Extraordinary Actions" be approved by a two-thirds vote
     of the outstanding voting stock of the Company.

                                                                FOR       AGAINST         ABSTAIN
5.   To approve an amendment to the Company's Certificate of    [ ]         [ ]             [ ]
     Incorporation to increase from seven to 11 the maximum
     allowable number of directors of the Company.

                                                                FOR       AGAINST         ABSTAIN
6.   To approve an amendment to the Company's Certificate of    [ ]         [ ]             [ ]
     Incorporation to provide for the issuance of up to
     5,000,000 shares of one or more series of preferred stock.

                                                                FOR       AGAINST         ABSTAIN
7.   To ratify the appointment of Ernst & Young as independent  [ ]         [ ]             [ ]
     accountants for the Company for the fiscal year ending
     December 31, 2000.

8. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting any adjournment thereof.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon . When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature: ___________________________________

Date: ___________________

Signature if held jointly: _________________________

Date: ___________________

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]